Securities Act Registration No. 33-70978
                             Investment Company Act Registration No. 811-8122

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No. __                   [_]

                         Post-Effective Amendment No. 6                   [X]
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                                 Amendment No. 8                          [X]
                        (Check appropriate box or boxes.)

                            THE AQUINAS FUNDS, INC.
               (Exact name of Registrant as Specified in Charter)

              5310 Harvest Hill Road
                    Suite 248
                  Dallas, Texas                            75230
     (Address of Principal Executive Offices)            (Zip Code)

                                 (972) 661-9792
              (Registrant's Telephone Number, including Area Code)

                                    Copy to:

                Frank M. Rauscher                    Richard L. Teigen
        Aquinas Investment Advisers, Inc.             Foley & Lardner
             5310 Harvest Hill Road              777 East Wisconsin Avenue
              Dallas, Texas  75230              Milwaukee, Wisconsin  53202
     (Name and Address of Agent for Service)



   It is proposed that this filing become effective (check appropriate box):
        [_]  Immediately upon filing pursuant to paragraph (b) of Rule 485
        [X]  on April 30, 1998 pursuant to paragraph (b) of Rule 485
        [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [_]  on (date) pursuant to paragraph (a)(1) of Rule 485
        [_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
        [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

   If appropriate, check the following box:
        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


   Title of Securities Being Registered - Common Stock

                             THE AQUINAS FUNDS, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                      Caption or Subheading in Prospectus or
         Item No. on Form N-1A         Statement of Additional Information


    PART A - INFORMATION REQUIRED IN PROSPECTUS
    1.   Cover Page                  Cover Page

    2.   Synopsis                    Fees and Expenses

    3.   Condensed Financial         Condensed Financial Information; Fund
         Information                 Performance

    4.   General Description of      Management of the Funds; Information
         Registrant                  About Investment Objectives and
                                     Policies

    5.   Management of the Fund      Information About Investment
                                     Objectives and Policies; Risks and
                                     Other Investment Practices;
                                     Fundamental Investment Policies;
                                     Management of the Funds; Capital
                                     Structure

    5A.  Management's Discussion of  Included in Annual Report to
         Fund Performance            Shareholders

    6.   Capital Stock and Other     Dividends and Distributions; Taxes;
         Securities                  Capital Structure; Stockholder Reports

    7.   Purchase of Securities      How to Get Started - Opening an
         Being Offered               Account; How to Buy Additional Shares;
                                     Determining Share Price; Dividends and
                                     Distributions

    8.   Redemption or Repurchase    Exchange Privilege; How to Sell Shares

    9.   Pending Legal Proceedings        *

    PART B -  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION


    10.  Cover Page                  Cover Page

    11.  Table of Contents           Table of Contents

    12.  General Information and          *
         History

    13.  Investment Objectives and   Investment Restrictions; Investment
         Policies                    Policies and Techniques

    14.  Management of the Fund      Directors and Officers of the Company

    15.  Control Persons and         Directors and Officers of the Company;
         Principal Holders of        Investment Adviser, Portfolio Managers
         Securities                  and Administrator

    16.  Investment Advisory and     Investment Adviser, Portfolio Managers
         Other Services              and Administrator; Custodian and
                                     Transfer Agent; Independent
                                     Accountants;

    17.  Brokerage Allocation and    Allocation of Portfolio Brokerage
         Other Practices

    18.  Capital Stock and Other     Included in Prospectus under "Capital
         Securities                  Structure"

    19.  Purchase, Redemption and    Included in Prospectus under
         Pricing of Securities       "Determining Share Price"; "How to Get
         Being Offered               Started - Opening an Account"; "How to
                                     Buy Additional Shares"; "Dividends and
                                     Distributions"; Determination of Net
                                     Asset Value; Purchase of Shares

    20.  Tax Status                  Taxes

    21.  Underwriters                     *

    22.  Calculation of Performance  Performance Information
         Data
    23.  Financial Statements        Financial Statements
   _______________________

   * Answer negative or inapplicable

                              [AQUINAS FUNDS LOGO]

PROSPECTUS
April 30, 1998

                                  AQUINAS FUNDS
                       5310 Harvest Hill Road, Suite 248
                              Dallas, Texas 75230
                                 1-972-233-6655
                                 1-800-423-6369


         The Aquinas Funds, Inc. (the "Company") is an open-end, diversified management investment company, which currently offers four different investment portfolios--better known as mutual funds ("Funds"). Aquinas Investment Advisers, Inc. (the "Adviser") provides consulting, investment and administrative services to the Funds. The Adviser is a wholly-owned subsidiary of The Catholic Foundation, which provides an endowment fund for educational, religious and charitable activities. The fees (net of expenses, which for the fiscal year ended December 31, 1997 represented approximately 98% of the Adviser's total fees) received by the Adviser for its services to the Funds will be distributed to The Catholic Foundation to support its educational, religious and charitable activities.


         All of the Funds are 100% no-load, which means there are no sales commissions, redemption fees or 12b-1 charges of any kind. This Prospectus describes each of the four Funds listed below.

         Each Fund seeks to achieve a specific investment objective by using distinct investment strategies. Each Fund will attempt to achieve superior performance consistent with its investment objective, while assuming no more than reasonable levels of risk. Through the different Funds, you can select a Fund or a combination of Funds that best meets your investment goals.

         *   AQUINAS FIXED INCOME FUND

         The Aquinas Fixed Income Fund seeks to provide a high level of current income, with a reasonable opportunity for capital appreciation. The Fixed Income Fund is designed for investors with current income needs. This Fund invests primarily in a diversified portfolio of investment grade fixed income securities.

         *   AQUINAS EQUITY INCOME FUND

         The Aquinas Equity Income Fund seeks growth of capital and a high level of current income by investing principally in conservative income-producing equity securities (typically, dividend paying common stocks).

         *   AQUINAS EQUITY GROWTH FUND

         The Aquinas Equity Growth Fund seeks capital appreciation by investing in a diversified portfolio of equity securities (primarily common stocks) that are believed to offer above average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in selecting investments. This Fund is designed for investors wishing to capitalize on the growth in companies with reasonable levels of risk.

         *   AQUINAS BALANCED FUND

         The Aquinas Balanced Fund seeks long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment grade fixed income securities. This Fund expects to maintain approximately 65% of its assets in common stocks and 35% in fixed income securities.

         This Prospectus sets forth concisely the information about the Funds that you should know before investing. You should read this Prospectus and keep it for future reference.


         Additional information about the Funds is included in a Statement of Additional Information, dated April 30, 1998, as supplemented from time to time, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated in this Prospectus by reference (which means that it is legally considered a part of this Prospectus). A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Funds at the above address and phone number. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                                                             PAGE
                                                                                                             ----
FEES AND EXPENSES..............................................................................................1
FINANCIAL HIGHLIGHTS...........................................................................................2
INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES
    Aquinas Fixed Income Fund..................................................................................7
    Aquinas Equity Income Fund.................................................................................7
    Aquinas Equity Growth Fund.................................................................................9
    Aquinas Balanced Fund.....................................................................................10
RISKS AND OTHER INVESTMENT PRACTICES
    Portfolio Lending.........................................................................................11
    Portfolio Turnover........................................................................................11
    When-Issued Securities....................................................................................11
    Repurchase Agreements and other Short-Term
    Investments...............................................................................................12
    Foreign Securities........................................................................................13
    Illiquid Securities.......................................................................................13
    Mortgage-Backed and Asset-Backed Securities...............................................................13
    Hedging Instruments.......................................................................................14
    Socially Responsible Investing............................................................................15
FUNDAMENTAL INVESTMENT POLICIES
    Diversification...........................................................................................15
    Concentration.............................................................................................15
    Borrowing.................................................................................................16
    Other Policies............................................................................................16
HOW TO GET STARTED -- OPENING AN ACCOUNT
    Initial Investment........................................................................................16
    Ways to Set Up Your Account...............................................................................16
    Ways to Buy Shares........................................................................................17
HOW TO BUY ADDITIONAL SHARES
    Adding to Your Account....................................................................................19
    Automatic Investment Plan.................................................................................19
    Additional Purchase Information...........................................................................20
HOW TO EXCHANGE SHARES
    Limitations...............................................................................................20
    Ways to Exchange..........................................................................................21
    Tax Consequences..........................................................................................21
HOW TO SELL SHARES
    Ways to Sell Shares.......................................................................................22
    Systematic Withdrawal Plan................................................................................23
    Additional Information About Redemptions..................................................................24
INFORMATION AND HELP LINE.....................................................................................24
DETERMINING YOUR SHARE PRICE..................................................................................24
MANAGEMENT OF THE FUNDS
    Adviser...................................................................................................25
    The Portfolio Managers....................................................................................26
    The Administrator.........................................................................................29
    The Custodian.............................................................................................30
DIVIDENDS AND DISTRIBUTIONS...................................................................................30
TAXES.........................................................................................................31
CAPITAL STRUCTURE.............................................................................................31
SHAREHOLDER REPORTS...........................................................................................32
FUND PERFORMANCE..............................................................................................32

                                FEES AND EXPENSES

         The Funds do not charge any type of fee or commission when you buy or sell a Fund's shares. All of the Funds are 100% no-load.+

SHAREHOLDER TRANSACTION EXPENSES

                                                           FIXED       EQUITY       EQUITY
                                                           INCOME      INCOME       GROWTH     BALANCED
                                                           ------      ------       ------     --------
Maximum Sales Load (charge) Imposed
   On Purchases.........................................    None        None         None        None

Maximum Sales Load (charge) Imposed
   On Reinvested Dividends..............................    None        None         None        None

Deferred Sales Load (charge)............................    None        None         None        None

Redemption Fees.........................................    None        None         None        None

Exchange Fee............................................    None        None         None        None

---------------

+ Investment professionals may charge investors a transaction-based fee or other fee for their services at either the time of purchase or redemption.

         Investment companies, like other companies, incur a variety of operating expenses, including expenses for portfolio management, shareholder services such as maintaining your shareholder records and furnishing your shareholder statements, tax reporting and other services. Each Fund pays its annual operating expenses from its assets. A Fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts.

         The Annual Fund Operating Expenses are based on actual expenses incurred for the year ended December 31, 1997.


ANNUAL FUND OPERATING EXPENSES

                                                                 FIXED       EQUITY       EQUITY
                                                                INCOME       INCOME       GROWTH        BALANCED
                                                                ------       ------       ------        --------
Management Fees (after fee waivers)(1)...................        0.54%        1.00%        1.00%          0.98%

12b-1 Fees...............................................          0            0            0              0

Other Expenses(2)........................................        0.45%        0.37%        0.49%          0.47%
                                                                 ----         ----         ----          -----

Total Fund Operating Expenses(3).........................        0.99%        1.37%        1.49%          1.45%
                                                                 ----         ----         ----          -----


---------------


(1) Absent fee waivers, management fees would have been 0.60% and 1.00% for the Fixed Income and Balanced Funds, respectively.

(2) Absent fee waivers, other expenses would have been 0.52% for the Balanced Fund.

(3) Absent fee waivers, total fund operating expenses would have been 1.05% and 1.52% for the Fixed Income and Balanced Funds, respectively.

EXAMPLE:

         Assume that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, the table below shows how much you would pay in total expenses (net of reimbursements) if you closed your account by selling all your shares after the number of years indicated.


                                                                       FIXED        EQUITY      EQUITY
                                                                      INCOME        INCOME      GROWTH    BALANCED
                                                                      ------        ------      ------    --------
    After 1 year.............................................          $  10         $  14       $  15      $  15

    After 3 years............................................             32            43          47         46

    After 5 years............................................             55            75          81         79

    After 10 years...........................................            121           165         178        174



         The Example is intended to assist you in understanding the various expenses that an investor bears, directly or indirectly, by being a shareholder of a Fund and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations. NEITHER THE RATE OF RETURN NOR THE EXPENSES SHOULD BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For an explanation of management fees see "Management Of The Funds" on Page 25.


                              FINANCIAL HIGHLIGHTS


         The financial information for the periods specified in the following tables has been audited by Arthur Andersen LLP, independent accountants, whose report thereon appears in the Company's Annual Report to Shareholders. The financial information should be read in conjunction with the Company's audited financial statements and related notes, which are included in the Annual Report. Additional information about each Fund's performance is contained in the Company's Annual Report, which may be obtained, without charge, by writing or calling the Company.

FINANCIAL HIGHLIGHTS


                                                                       FIXED INCOME
                                                                           FUND
                                                                           ----
                                               Year              Year              Year          Jan. 3, 1994(1)
                                               Ended             Ended             Ended            through
                                            Dec.31, 1997      Dec.31,1996      Dec. 31, 1995     Dec. 31, 1994
                                            -----------       -----------       -----------       -----------
Net Asset Value, Beginning of Period        $      9.90       $     10.17       $      9.24       $     10.00

Income from Investment Operations:
  Net investment income (loss)                     0.55              0.54              0.54              0.46
  Net realized and unrealized
     gains (losses) on investments                 0.27             (0.27)             0.93             (0.77)
                                            -----------       -----------       -----------       -----------
     Total from Investment Operations              0.82              0.27              1.47             (0.31)
                                            -----------       -----------       -----------       -----------

Less Distributions:
  Dividends from net investment
     income                                       (0.55)            (0.54)            (0.54)            (0.45)
  Distributions from net realized gains              --                --                --                --
                                            -----------       -----------       -----------       -----------
     Total Distributions                          (0.55)            (0.54)            (0.54)            (0.45)
                                            -----------       -----------       -----------       -----------

Net Asset Value, End of Period              $     10.17       $      9.90       $     10.17       $      9.24
                                            ===========       ===========       ===========       ===========

Total Return(2)                                    8.54%             2.83%            16.26%            (3.09)%
Supplemental Data and Ratios:
  Net assets, end of period
    (in thousands)                          $    40,699       $    37,229       $    35,617       $    28,147
Ratio to Average Net Assets of:(3)
  Expenses, net of waivers
    and reimbursements                             0.99%             1.00%             0.98%             1.00%
  Expenses, before waivers
    and reimbursements                             1.05%             1.03%             0.98%             1.11%
  Net investment income (loss), net
    of waivers and reimbursements                  5.54%             5.44%             5.46%             4.84%
  Net investment income (loss),
    before waivers and reimbursements              5.48%             5.41%             5.46%             4.73%
Portfolio turnover rate(2)                          102%              169%              126%              139%
Average commission rate paid on
  portfolio investment transactions(4)              N/A               N/A               N/A               N/A


--------------

(1)      Commencement of operations.

(2)      Not annualized for the period January 3, 1994 through December 31,
         1994.

(3)      Annualized for the period January 3, 1994 through December 31, 1994.

(4) Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning in 1996.

FINANCIAL HIGHLIGHTS  (CONT'D.)


                                                                       EQUITY INCOME
                                                                            FUND
                                                                            ----
                                               Year               Year                Year          Jan. 3, 1994(1)
                                               Ended              Ended              Ended              through
                                            Dec.31, 1997       Dec.31,1996        Dec. 31, 1995      Dec. 31, 1994
                                            ------------       ------------       -------------      -------------
Net Asset Value, Beginning of Period        $      13.26       $      11.83       $       9.39       $      10.00

Income from Investment Operations:
  Net investment income (loss)                      0.26               0.23               0.28               0.32
  Net realized and unrealized
     gains (losses) on investments                  3.40               2.18               3.03              (0.61)
                                            ------------       ------------       ------------       ------------
     Total from Investment Operations               3.66               2.41               3.31              (0.29)
                                            ------------       ------------       ------------       ------------
Less Distributions:
  Dividends from net investment
     income                                        (0.26)             (0.23)             (0.28)             (0.32)
  Distributions from net realized gains            (1.77)             (0.75)             (0.59)                --
                                            ------------       ------------       ------------       ------------
     Total Distributions                           (2.03)             (0.98)             (0.87)             (0.32)
                                            ------------       ------------       ------------       ------------
Net Asset Value, End of Period              $      14.89       $      13.26       $      11.83       $       9.39
                                            ============       ============       ============       ============

Total Return(2)                                    27.85%             20.43%             35.62%             (2.93)%
Supplemental Data and Ratios:
  Net assets, end of period
    (in thousands)                          $     73,594       $     54,184       $     42,102       $     32,217
Ratio to Average Net Assets of:(3)
  Expenses, net of waivers
    and reimbursements                              1.37%              1.40%              1.37%              1.45%
  Expenses, before waivers
    and reimbursements                              1.37%              1.40%              1.37%              1.45%
  Net investment income (loss), net
    of waivers and reimbursements                   1.74%              1.79%              2.47%              3.33%
  Net investment income (loss),
    before waivers and reimbursements               1.74%              1.79%              2.47%              3.33%
Portfolio turnover rate(2)                            42%                32%                40%               106%
Average commission rate paid on
  portfolio investment transactions(4)      $     0.0562       $     0.0554                N/A                N/A


--------------

(1)      Commencement of operations.

(2)      Not annualized for the period January 3, 1994 through December 31,
         1994.

(3)      Annualized for the period January 3, 1994 through December 31, 1994.

(4) Disclosure of this rate is required by the Securities and Exchange Commisssion on a prospective basis beginning in 1996.

FINANCIAL HIGHLIGHTS  (CONT'D.)


                                                                       EQUITY GROWTH
                                                                            FUND
                                                                            ----
                                               Year               Year                Year          Jan. 3, 1994(1)
                                               Ended              Ended              Ended              through
                                            Dec.31, 1997       Dec.31,1996        Dec. 31, 1995      Dec. 31, 1994
                                            ------------       ------------       -------------      -------------
Net Asset Value, Beginning of Period        $      13.45       $      12.13       $       9.31       $      10.00

Income from Investment Operations:
  Net investment income (loss)                      0.06              (0.06)             (0.01)              0.01
  Net realized and unrealized
     gains (losses) on investments                  3.81               2.84               2.83              (0.69)
                                            ------------       ------------       ------------       ------------
     Total from Investment Operations               3.87               2.78               2.82              (0.68)
                                            ------------       ------------       ------------       ------------
Less Distributions:
  Dividends from net investment
     income                                           --                 --                 --              (0.01)
  Distributions from net realized gains            (2.20)             (1.46)                --                 --
                                            ------------       ------------       ------------       ------------
     Total Distributions                           (2.20)             (1.46)                --              (0.01)
                                            ------------       ------------       ------------       ------------
Net Asset Value, End of Period              $      15.12       $      13.45       $      12.13       $       9.31
                                            ============       ============       ============       ============
Total Return(2)                                    28.97%             22.90%             30.29%             (6.78)%
Supplemental Data and Ratios:
  Net assets, end of period
    (in thousands)                          $     35,990       $     22,593       $     15,912       $     10,104
Ratio to Average Net Assets of:(3)
  Expenses, net of waivers
    and reimbursements                              1.49%              1.50%              1.50%              1.50%
  Expenses, before waivers
    and reimbursements                              1.49%              1.54%              1.61%              1.76%
  Net investment income (loss), net
    of waivers and reimbursements                  (0.66)%            (0.55)%            (0.10)%             0.14%
  Net investment income (loss),
    before waivers and reimbursements              (0.66)%            (0.59)%            (0.21)%            (0.12)%
Portfolio turnover rate(2)                           104%               112%               102%                98%
Average commission rate paid on
  portfolio investment transactions(4)      $     0.0624       $     0.0649                N/A                N/A


---------------

(1)      Commencement of operations.

(2)      Not annualized for the period January 3, 1994 through December 31,
         1994.

(3)      Annualized for the period January 3, 1994 through December 31, 1994.

(4) Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning in 1996.

FINANCIAL HIGHLIGHTS  (CONT'D.)


                                                                         BALANCED
                                                                           FUND
                                                                           ----
                                                Year               Year               Year          Jan. 3, 1994(1)
                                                Ended              Ended              Ended             Through
                                            Dec. 31, 1997      Dec. 31, 1996      Dec. 31, 1995      Dec. 31, 1994
                                            ------------       -------------      -------------      -------------
Net Asset Value, Beginning of Period        $      11.53       $      11.03       $       9.43       $      10.00

Income from Investment Operations:
  Net investment income (loss)                      0.31               0.26               0.32               0.26
  Net realized and unrealized
     gains (losses) on investments                  1.95               1.41               1.84              (0.57)
                                            ------------       ------------       ------------       ------------
     Total from Investment Operations               2.26               1.67               2.16              (0.31)
                                            ------------       ------------       ------------       ------------
Less Distributions:
  Dividends from net investment
     income                                        (0.30)             (0.26)             (0.33)             (0.26)
  Distributions from net realized gains            (1.91)             (0.91)             (0.23)                --
                                            ------------       ------------       ------------       ------------
     Total Distributions                           (2.21)             (1.17)             (0.56)             (0.26)
                                            ------------       ------------       ------------       ------------
Net Asset Value, End of Period              $      11.58       $      11.53       $      11.03       $       9.43
                                            ============       ============       ============       ============
Total Return(2)                                    19.91%             15.29%             23.14%             (3.06)%
Supplemental Data and Ratios:
  Net assets, end of period                 $     29,164       $     29,670       $     26,779       $     30,114
    (in thousands)
Ratio to Average Net Assets of:(3)
  Expenses, net of waivers
    and reimbursements                              1.45%              1.44%              1.46%              1.49%
  Expenses, before waivers
    and reimbursements                              1.52%              1.49%              1.46%              1.49%
  Net investment income (loss), net
    of waivers and reimbursements                   2.44%              2.23%              2.93%              2.75%
  Net investment income (loss),
    before waivers and reimbursements               2.37%              2.18%              2.93%              2.75%
Portfolio turnover rate(2)                            94%               111%               118%               111%
Average commission rate paid on
  portfolio investment transactions(4)      $     0.0586       $     0.0635                N/A                N/A


-------------

(1)      Commencement of operations.

(2)      Not annualized for the period January 3, 1994 through December 31,
         1994.

(3)      Annualized for the period January 3, 1994 through December 31, 1994.

(4) Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning in 1996.

              INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES


         The following descriptions of each Fund's investment objective, restrictions and policies are designed to help you choose the Fund or a combination of Funds that best fits your investment objectives. Each Fund will attempt to achieve superior performance consistent with its investment objective, while assuming no more than reasonable levels of risk. For these purposes, "superior performance" means total return that exceeds the total return from an investment in the securities comprising the Lehman Brothers Government/Corporate Index for the Fixed Income Fund, the Standard & Poor's 500 Composite Stock Index for the Equity Income and the Equity Growth Funds and a composite index comprised 65% of the Standard & Poor's 500 Composite Stock Index and 35% of the Salomon Smith Barney 3-month Treasury Bill Index for the Balanced Fund, and "reasonable levels of risk" means portfolio risk for the Fund that is equal to or less than the variability of returns for the appropriate comparative index as specified above. The Funds may sacrifice returns to reduce risks. A more detailed discussion appears in the Statement of Additional Information.


AQUINAS FIXED INCOME FUND

         *     Investment Objective:


         The investment objective of the Fixed Income Fund is to provide a high level of current income, with a reasonable opportunity for capital appreciation. For these purposes, "high level of current income" means income in excess of that realized by the Salomon Smith Barney 3-month Treasury Bill Index and "reasonable opportunity for capital appreciation" means capital appreciation in excess of that realized by the Salomon Smith Barney 3-month Treasury Bill Index. The Fixed Income Fund is designed for investors with current income needs.


         *     Investment Policies:


         The Fixed Income Fund will attempt to achieve its investment objective through investments in a diversified portfolio of investment grade debt securities of domestic and foreign issuers, including corporations and government agencies, as well as mortgage-backed and asset-backed securities. Investment grade securities are (i) corporate bonds, debentures or notes rated at least BBB by Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch IBCA, Inc. ("Fitch") or Baa by Moody's Investors Service, Inc. ("Moody's") at the time of acquisition; and (ii) any type of unrated debt security that the portfolio manager determines at the time of acquisition to be of a quality comparable to the foregoing. A description of these ratings is included in the Statement of Additional Information.


         The Fixed Income Fund's principal objective is to obtain a high level of current income. However, unlike funds investing solely for income, this Fund intends also to take advantage of opportunities for modest capital appreciation and growth of investment income. The Fixed Income Fund may purchase securities which are convertible into, or exchangeable for, common stock when the portfolio manager believes they offer the potential for higher total return than nonconvertible securities, or may purchase income securities that carry warrants or common stock purchase rights attached as an added inducement to participate in the potential growth of an issuer. The Fixed Income Fund may also attempt to realize capital appreciation by investing in fixed income securities when the portfolio manager believes interest rates on such investments may decline thereby increasing the market value of the fixed income securities purchased by the Fixed Income Fund. Finally, the Fixed Income Fund may purchase fixed income securities that the portfolio manager believes offer the potential for a higher investment rating (i.e., upgrading). Generally, when a fixed income security's rating is upgraded, the market value of the security will appreciate.

         The Fixed Income Fund will invest at least 75% of its net assets in obligations which, at the time of purchase by the Fund, are rated at least A by any one of S&P, Moody's, D&P or Fitch and securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"). No more than 25% of the Fixed Income Fund's net assets will be invested in securities whose highest rating is Baa by Moody's or BBB by S&P, D&P or Fitch at the time of purchase. The Fixed Income Fund will invest in securities which are rated, at the time of investment, investment grade by at least one rating agency. Securities rated BBB by S&P, D&P or Fitch or Baa by Moody's, although investment grade, do exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal and interest payments than is the case for higher rated securities. If a security held by the Fixed Income Fund falls below a Baa rating by Moody's and a BBB rating by S&P, D&P or Fitch, the Fund will consider all circumstances deemed relevant in determining whether to hold the security, but in no event will retain more than 5% of its net assets in securities not rated at least BBB by any one of S&P, D&P or Fitch or Baa by Moody's. Examples of the types of U.S. Government Obligations that may be held by the Fixed Income Fund include direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes and bonds; and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose obligations are not supported by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. These instruments are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality. While the U.S. Government currently provides financial support to such U.S. Government-sponsored instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guaranty the market value of their securities, and consequently, the value of such securities may fluctuate.


         The Fixed Income Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         The values of the securities in the Fixed Income Fund are subject to price fluctuations resulting from various factors, including rising or declining interest rates ("market risks") and the ability of the issuers of such investments to make scheduled interest and principal payments ("financial risks"). The portfolio managers attempt to minimize these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition. The Fixed Income Fund's intention to invest in investment grade securities (determined at the time of acquisition as described above) will also limit to some degree financial risks.

         The value of fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. The Fixed Income Fund's share prices will react similarly. Securities with shorter maturities, while generally offering lower yields, generally provide greater price stability than longer-term securities and are less effected by changes in interest rates. When the portfolio managers believe interest rates may decline, the Fixed Income Fund may emphasize longer-term maturities. Conversely, when they expect interest rates to rise, the Fixed Income Fund may shorten maturities and/or maintain a larger than normal position in money market instruments. The Fixed Income Fund has the flexibility to invest in fixed income securities without restriction upon the average maturity of the Fixed Income Fund's securities. However, the portfolio managers anticipate that the Fixed Income Fund will typically have an average portfolio maturity of between five and fifteen years.

         The Fixed Income Fund has authority to buy and sell options and futures contracts to manage its exposure to changing interest rates and security prices. The Fixed Income Fund may invest in debt futures and options on debt futures. See "Hedging Instruments" on Page 14.

AQUINAS EQUITY INCOME FUND

         *     Investment Objective:


         The investment objective of the Equity Income Fund is to provide growth of capital and a high level of current income by investing principally in conservative income-producing equity securities (typically, dividend paying common stocks). For these purposes, "high level of current income" means income in excess of the published composite yield of the securities comprising the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"). The S&P 500 Index yield will change from year to year due to changes in prices and dividends of stocks in the S&P 500 Index. As of March 31, 1998, the published composite yield of the S&P 500 Index was 1.44%. There is, of course, no assurance that this objective can be achieved. The S&P 500 Index is a broad-based index of 500 common stocks which is considered to be generally representative of the United States stock market.


         *     Investment Policies:

         The Equity Income Fund normally will invest in equity securities with favorable long-term characteristics when the securities have achieved the upper end of their historical yield ranges. These securities may be issued by major U.S. corporations in a mature stage of development or operating in slower areas of the economy. Typically, such stocks will have a market capitalization in excess of $2 billion. The Equity Income Fund will not invest in equity securities that do not pay dividends. There can, of course, be no assurance that an issuer will continue to pay dividends.

         Under normal market conditions, the Equity Income Fund will invest at least 85% of its total assets in income-producing equity securities. The remaining 15% of the Equity Income Fund's assets may be invested in cash equivalents or securities issued by the U.S. Government, its agencies and instrumentalities and investment grade bonds and other debt securities issued by domestic companies. The Equity Income Fund may invest without limitation in high-quality money-market instruments if deemed appropriate by the Equity Income Fund's portfolio managers for temporary defensive purposes.

AQUINAS EQUITY GROWTH FUND

         *     Investment Objective:

         The investment objective of the Equity Growth Fund is capital appreciation. The Equity Growth Fund will attempt to achieve its objective by investing in a diversified portfolio of equity securities (primarily common stocks) of companies that are believed to offer above average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in the selection of investments.

         *     Investment Policies:

         The Equity Growth Fund, under normal market conditions, will invest substantially all (or at least 85%) of its assets in equity securities. Usually such investments will be common stock, but may be preferred stock or other types of securities convertible into equity such as convertible debt securities and warrants. The Equity Growth Fund will not invest more than 5% of its net assets at the time of investment in convertible securities rated less than investment grade by at least one of S&P, D&P, Fitch or Moody's. The portfolio managers will select those convertible securities for which they believe (i) the underlying common stock is a suitable investment for the Equity Growth Fund using the criteria described above and (ii) the potential for greater total return exists by purchasing the convertible security because of its higher yield. Securities rated BBB by S&P, D&P or Fitch or Baa by Moody's, although investment grade, do exhibit speculative characteristics and are more sensitive, than higher rated securities, to changes in economic conditions. Investments in less than investment grade securities entail relatively greater risk of loss of income or principal than investments in investment grade securities. The remaining 15% of the Equity Growth Fund's assets may be invested in cash equivalents or securities issued by the U.S. Government, its agencies and instrumentalities.

         The Equity Growth Fund's portfolio managers generally expect to meet the Fund's objectives by each investing in the securities of between 35 and 65 companies which they believe to offer the potential for above average rates of growth in revenues, earnings or cash flow. In selecting investments, the portfolio managers primarily use fundamental analysis reviewing the financial statements of the issuing corporation and other companies in the same industry, market trends and economic conditions in general.

AQUINAS BALANCED FUND

         *     Investment Objective:


         The investment objective of the Balanced Fund is to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment grade fixed income securities, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. For these purposes, "long-term" means in excess of one year and "reasonable risk to principal" means portfolio risk for the Balanced Fund that is less than the variability of return for a composite index comprised 65% of the Standard & Poor's 500 Index and 35% of the Salomon Smith Barney 3-month Treasury Bill Index.


         *     Investment Policies:


         The Balanced Fund is designed to provide a single vehicle with which to participate in the portfolio managers' equity and fixed income strategies, combined with the Adviser's asset allocation decisions. The Balanced Fund seeks to achieve its objective by investing in a combination of stocks, bonds and short-term cash equivalents. A typical asset mix of the Balanced Fund is expected to be 65% equities and 35% fixed income securities. However, depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the portfolio managers. Under normal conditions, the range of exposure to fixed income securities is expected to be 25% to 50% of the Balanced Fund, and the range of exposure to equity securities is expected to be 40% to 70%.

         The Balanced Fund has authority to buy and sell options and futures contracts to manage its exposure to changing interest rates and security prices. The Balanced Fund may invest in debt futures and options on debt futures. See "Hedging Instruments" on page 14.

         Equity and fixed income securities are selected using approaches similar to those for the Equity Growth Fund, Equity Income Fund and Fixed Income Fund as set forth above.


                      RISKS AND OTHER INVESTMENT PRACTICES

         In order to achieve their investment objectives, the Funds may engage in the following investment practices in addition to those previously discussed.

PORTFOLIO LENDING

         In order to realize additional income, each of the Funds may lend its portfolio securities to unaffiliated persons who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral will be invested in money market instruments. During the existence of the loan, the applicable Fund will continue to receive the equivalent of the interest and dividends paid by the issuer on the securities purchased with the collateral, either of which type of interest may be shared with the borrower. The applicable Fund will have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the applicable Fund to vote the securities. Such loans may not exceed 10% of the net assets of the lending Fund.

PORTFOLIO TURNOVER


         In order to achieve its investment objective, the portfolio managers of the Funds will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The portfolio managers of the Funds intend to purchase a given security whenever they believe it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. In selling a given security, the portfolio manager keeps in mind that profits from sales of securities are taxable to certain shareholders. Subject to these considerations, the Funds may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the portfolio managers believe that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable Fund's objectives, the rate of portfolio turnover is irrelevant when the portfolio mangers believe a change is in order to achieve those objectives, and each of the Fund's annual portfolio turnover rate may vary from year to year.

         High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income for federal tax purposes.


WHEN-ISSUED SECURITIES

         The Fixed Income Fund and the Balanced Fund may purchase securities on a forward commitment or when-issued basis, which means that the price of the securities is fixed at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. Interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The Funds will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if the portfolio manager deems it advisable. The Funds will not accrue income in respect of a when-issued security prior to its stated delivery date.

         When the Funds purchase securities on a when-issued basis, they will maintain in a segregated account with the Funds' custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such segregation is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase.

REPURCHASE AGREEMENTS AND OTHER SHORT-TERM INVESTMENTS

         Each of the Funds may enter into repurchase agreements with banks or certain non-bank broker-dealers. In a repurchase agreement, the Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Fund could experience a loss. Repurchase agreements will be acquired in accordance with procedures established by the Funds' Board of Directors which are designed to evaluate the credit worthiness of the other parties to the repurchase agreements.

         In addition to repurchase agreements, each of the Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the portfolio manager to be of comparable quality. Each of the Funds may also invest in United States Treasury Bills and Notes, and certificates of deposit of domestic branches of U.S. banks. The Funds (other than the Equity Income Fund) will invest in such securities only for temporary defensive purposes or to maintain liquidity to pay potential redemption requests.

FOREIGN SECURITIES

         Each of the Funds may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated and up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. Each of the Funds, however, will not invest more than 10% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which their respective portfolio managers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

ILLIQUID SECURITIES

         Each of the Funds may invest up to 5% of its net assets in illiquid securities, which may include restricted securities, repurchase agreements maturing in more than seven days and other securities that are not readily marketable. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Funds. Risks associated with illiquid securities include the potential inability of the Fund to promptly sell a portfolio security after its decision to sell and, with respect to illiquid restricted securities, the Fund may be required to pay all or a part of the registration expenses to sell the restricted securities. For further information about illiquid securities, see "Investment Policies and Techniques--Illiquid Securities" in the Statement of Additional Information.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         The Fixed Income Fund and the Balanced Fund may invest in mortgage-backed securities as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities are subject to prepayment risks in addition to market risks and financial risks.


         Mortgage-backed securities include guaranteed government agency mortgage-backed securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities are ownership interests in the underlying mortgage loans and provide for monthly payments that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and their servicer of the underlying mortgage loans.

         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities, and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Securities issued by entities other than governmental entities may offer a higher yield but also may be subject to greater price fluctuation than securities issued by governmental entities.

         The Fixed Income Fund and the Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fixed Income Fund and the Balanced Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Funds' borrowings and other senior securities.

         Certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. Neither the Fixed Income Fund nor the Balanced Fund will invest in such high-risk derivative mortgage-backed securities.


         Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fixed Income Fund or Balanced Fund to experience difficulty in valuing or liquidating such securities.


HEDGING INSTRUMENTS

         The Fixed Income Fund and the Balanced Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When the Funds buy a Debt Future, they agree to take delivery of a specific type of debt security at a specific future date for a fixed price; when they sell a Debt Future, they agree to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The Fixed Income Fund and the Balanced Fund may purchase puts but only if (i) the investments to which the puts relate are Debt Futures; and (ii) the puts are traded on a domestic commodities exchange. Such puts need not be protective (i.e., the Funds need not own the related Debt

Futures). The Funds may write covered puts on Debt Futures. For a put to be covered, the Fund must maintain in a segregated account cash or liquid securities equal to the option price. The Funds may purchase calls and write calls but only if (i) the investments to which the calls relate are Debt Futures; and (ii) the calls are traded on a domestic commodities exchange.

         Due to requirements of the Commodities Futures Trading Commission, the Funds will purchase or sell Debt Futures, or options on Debt Futures, only for hedging purposes (except that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of the Fund's net assets), and are otherwise within the limits of a Rule of that Commission. When required by Securities and Exchange Commission guidelines, the Funds will place liquid high grade debt securities in a segregated custodial account to secure their options and Debt Futures positions.

         Hedging transactions can be volatile investments and involve certain risks. If a portfolio manager for the Funds applies a hedge at an inappropriate time or judges interest rates incorrectly, hedging transactions may lower the Fund's return. The Funds could also experience losses if their options and Debt Futures positions were poorly correlated with their other investments, or if they could not close out their positions because of an illiquid secondary market.

SOCIALLY RESPONSIBLE INVESTING

         The Funds currently follow a policy of socially responsible investing. The Adviser screens all issuers selected by the portfolio managers for their policies on certain social issues including abortion, contraceptives, weapons of mass destruction, human rights, economic priorities, environmental responsibility, fair employment practices, tobacco, and other issues. If the Funds invest in a company whose policies on such issues do not satisfy criteria established by the Adviser, the Funds will attempt to change the company's policies. If, after the purchase of such a security by a Fund, it is determined that the company's policies and activities cannot be changed to satisfy the criteria established by the Adviser, the securities of such companies may be eliminated from the Fund's portfolio. This policy may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so or to forego a profitable investment opportunity.


                         FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         Each of the Funds will attempt to diversify its portfolio to reduce some of the risks of investing. This may include limiting the amount of money invested in any one company. None of the Funds will, with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to U.S.
Government securities.

CONCENTRATION

         None of the Funds will concentrate 25% or more of the value of its assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This limitation does not apply to U.S. Government securities.

BORROWING

         Each of the Funds may temporarily borrow money from banks for emergency or extraordinary purposes (but not for the purpose of investment) and then only in an amount not in excess of 25% of its total assets.

OTHER POLICIES


         Each Fund has adopted certain fundamental investment restrictions which may not be changed unless authorized by a vote of the Fund's shareholders. Such restrictions include the policies relating to borrowing, concentration, diversification and hedging instruments discussed above. Each Fund's investment objective and the other investment restrictions described in the Prospectus are not fundamental policies and may be changed without a vote of the Fund's shareholders. Such changes may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. For further information regarding the Funds' investment restrictions, see the Statement of Additional Information.


                    HOW TO GET STARTED -- OPENING AN ACCOUNT

INITIAL INVESTMENT (MINIMUM $500 OR $50 WITH THE AUTOMATIC INVESTMENT PLAN)

         You may open an account and invest in a Fund by completing and signing the Account Application Form which accompanies this Prospectus. The Application has instructions to assist you. You may obtain additional Application Forms from the Company. You may also open an account through brokers, financial institutions or other investment professionals. These investment professionals may charge you a transaction-based fee or other fee for their services at either the time of purchase or redemption. These charges may vary among investment professionals but in all cases will be retained by the investment professional and not remitted to the Funds or the Adviser.

         THE MINIMUM INITIAL INVESTMENT IS $500 FOR EACH FUND OR $50 IF YOU SET UP THE AUTOMATIC INVESTMENT PLAN. NO SALES COMMISSION IS CHARGED BY A FUND FOR PURCHASES OF ITS SHARES. THESE MINIMUM AMOUNTS ARE SUBJECT TO CHANGE AT ANY TIME BUT YOU WILL BE NOTIFIED IN ADVANCE OF ANY CHANGES.

         The price you pay when buying a Fund's shares is the next determined per share net asset value after your Application is received and accepted. Share price is usually calculated as of 4:00 p.m. Eastern time. For additional information see "Determining Your Share Price" on page 24.

WAYS TO SET UP YOUR ACCOUNT

         You may set up or register your account in the following ways by checking the appropriate box on the Application Form.

         *     INDIVIDUAL OR JOINT ACCOUNT

         You may set up an individual account (e.g., in your own name) which is owned by one person. Joint accounts list two or more persons who are the owners.

         *     UNIFORM GIFTS TO MINORS ACT ACCOUNT

         Accounts for minors are custodial accounts that provide a way to invest for a child's education or other future needs. A parent, grandparent or any other person can give up to $10,000 a year per child without paying federal gift tax. Depending on state law, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). You will need to include the minor's social security number.

         *     TRUST, BUSINESS OR ORGANIZATION

         Trusts, corporations, associations, partnerships, institutions and other groups may invest in a Fund. These types of accounts may require documentation in addition to the Application. Please call 1-800-423-6369 for additional information.

         *     RETIREMENT PLANS


         The Funds offer a variety of retirement plans including Traditional IRAs, Roth IRAs, SEP/IRAs, Model 403(b)7 Plans, Model 401(k) Plans and SIMPLEs that may allow investors to shelter a portion of their income from taxes. Complete information, including application forms, descriptions of applicable service fees and certain limitations on contribu-tions and withdrawals, are available from the Transfer Agent (1-800-423-6369) or Aquinas Investment Advisers, Inc. (1-972-233-6655).
         The Funds recommend that you consult with a financial and tax adviser regarding the retirement plans.


WAYS TO BUY SHARES

         You may purchase shares of a Fund in any of the following ways:

         BY MAIL

         After you have completed the Application, please mail it directly to:

         The Aquinas Funds, Inc.
         P. O. Box 419533
         Kansas City, MO 64141-6533

         To purchase shares by overnight or express mail, please use the following street address:

         DST Systems, Inc.
         1004 Baltimore St., 2nd Fl.
         c/o The Aquinas Funds, Inc.
         Kansas City, MO  64105

         Your Application must be accompanied by payment in the form of a check made payable to "The Aquinas Funds, Inc." Your purchase must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds are not permitted to accept third party checks (i.e., checks not made payable to the Funds) or cash. The Transfer Agent will charge a $15 fee against a shareholder's account for any payment check returned to the custodian for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result. To protect the Funds when a purchase is made by check and a redemption (sale) of such shares is requested shortly thereafter, the Transfer Agent may delay the payment of a redemption request until the check clears, which may take up to fifteen days. If you anticipate redemptions soon after you purchase your shares, you may want to purchase shares by wire to avoid delays.

         BY WIRE

         You may purchase shares by direct wire transfer. Before establishing a new account by wire transfer, please call the Transfer Agent at 1-800-423-6369. The Transfer Agent requires that an Application be completed and delivered to the Transfer Agent prior to the wire being effected. A shareholder's financial institution may charge a fee for processing a wire request. Funds should be wired through the Federal Reserve System as follows:

                  UMB Bank, n.a.
                  ABA Number 101000695
                  For credit to Aquinas Funds Purchase Account For further credit to The Aquinas Funds, Inc. (investor account number) (name or account registration) (social security or tax identification number) (identify which Fund to purchase)

         BY EXCHANGE


         You may also buy shares in a Fund by exchanging shares from another Fund. See "How To Exchange Shares."

         THROUGH PROCESSING INTERMEDIARIES

         You may purchase shares in a Fund through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Funds. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Certain services of the Funds may not be available or may be modified under the programs provided by Processing Intermediaries. The Funds may accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary.

         The Funds may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, a Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.

         Processing Intermediaries may charge fees or assess other charges for their services. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and not remitted to the Funds or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaires to compensate them for the services they provide. Before investing in this manner, read the program materials provided by the Processing Intermediary together with the Prospectus. Shares of the Funds may be purchased through Processing Intermediaires without regard to a Fund's minimum purchase requirements.

                          HOW TO BUY ADDITIONAL SHARES

ADDING TO YOUR ACCOUNT (MINIMUM $250)

         You may add to your account at any time by choosing one of the following purchase options. THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $250, EXCEPT FOR 403(b) ACCOUNTS WHERE THE MINIMUM ADDITIONAL PURCHASE IS $10 AND ACCOUNTS SET UP AS IRAS OR PURCHASES UNDER THE AUTOMATIC INVESTMENT PLAN WHERE THE MINIMUM ADDITIONAL PURCHASE IS $50.

         BY MAIL

         When adding to your account by mail, please send the additional investment form which appears at the bottom of each confirmation to the Transfer Agent. If you do not have this form, you may send the Transfer Agent your investment accompanied by a note giving the full name of the account and the Fund account number to P.O. Box 419533, Kansas City, Missouri 64141-6533.

         BY WIRE

         When making additional investments by wire transfer, please use the wiring instructions for initial purchases, which are discussed above. Please include the full registered name(s) of the account and the account number on the bank wiring instructions. You should use the same instructions as with a new purchase, except that the account number must be included.

         BY EXCHANGE


         You may also buy shares in a Fund by exchanging shares from another Fund. See "How To Exchange Shares."


AUTOMATIC INVESTMENT PLAN

         Once your account is open, you may automatically make purchases of shares of a Fund on a regular, convenient basis through the Funds' Automatic Investment Plan. These investments must be in amounts of not less than $50 per transaction. Under the Automatic Investment Plan, your designated bank or other financial institution debits a preauthorized amount on your account by the 16th day of each month and applies the amount to the purchase of a Fund's shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). In addition, the Fund's shares must be qualified for sale in those states in which it is required. No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $15 fee will be imposed by the Transfer Agent if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Transfer Agent. A $50 minimum initial investment for a Fund must be made before the Automatic Investment Plan may be established.

         You may change the amount of your monthly investment at any time by writing or calling the Funds at least 7 business days before the change is to become effective.

ADDITIONAL PURCHASE INFORMATION

         All Applications to purchase a Fund's shares are subject to acceptance by the particular Fund and are not binding until so accepted. The Funds do not accept telephone orders for purchases of shares (other than by exchange), and they reserve the right to reject applications in whole or in part.

         To relieve you of responsibility for safekeeping and delivery of stock certificates, the Funds do not issue stock certificates. Instead, shares purchased are automatically credited to an account maintained for you on the books of the particular Fund by the Transfer Agent. You will receive a statement showing the details of each transaction.

                             HOW TO EXCHANGE SHARES


         You may also buy shares in a Fund by exchanging shares from another Fund. The registration of the account from which the exchange is being made and the account to which the exchange is being made must be identical. State securities laws may restrict your ability to make exchanges. In addition, effective July 1, 1998, you may exchange all or a portion of your shares of the Funds for shares of the PlanAhead Class of the American AAdvantage Money Market Fund (the "American AAdvantage Money Market Fund"). The American AAdvantage Money Market Fund is described in a separate prospectus available from the Funds. You may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Funds. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the prospectus for the American AAdvantage Money Market Fund, and is available only if shares of the American AAdvantage Money Market Fund are registered for sale in the state of residence of the investor. You may obtain a copy of the prospectus for the American AAdvantage Money Market Fund from the Funds and are advised to read it carefully before authorizing any investment in shares of such fund.


LIMITATIONS

         Exchange requests are subject to a $500 minimum, except for telephone exchanges which are subject to a $1,000 minimum. In addition, the Funds reserve the right to terminate indefinitely the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself, or one's customers. The Funds may determine to do so without further notice to the shareholder, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareholder, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the exchange until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. Except as stated above, the Funds currently do not impose any limitations on exchanges. An exchange may be made in writing or by telephone. There are no fees for exchange requests. In establishing a new account in another Fund through the exchange privilege, the exchange is subject to the minimum initial investment of $500.

WAYS TO EXCHANGE

         You may exchange your shares in the following ways:

         BY MAIL


         You may make a written request to exchange shares of one Fund for shares of another Fund or the American AAdvantage Money Market Fund. The signature and other requirements for written exchange requests are the same as those explained under "How To Sell Shares" below. Please mail all written exchange requests to:


         The Aquinas Funds, Inc.
         P. O. Box 419533
         Kansas City, MO 64141-6533

         BY TELEPHONE


         You may exchange shares of one Fund for shares of another Fund or the American AAdvantage Money Market Fund by telephone unless you have specifically declined this privilege in your Application. If you add the telephone exchange option to your account after it is opened, you must have each owner's signature guaranteed. Only exchanges of $1,000 or more may be executed by telephone. Telephone exchanges can only be made by calling the Transfer Agent at 1-800-423-6369.

         Each Fund reserves the right to refuse a telephone exchange if it believes it to be in the best interest of all shareholders to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Funds. Neither the Funds nor the Transfer Agent will be liable for following instructions received by telephone that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for any losses due to unauthorized or fraudulent instructions if they fail to follow such procedures. These procedures include requiring some form of personal identification before acting upon telephone instructions, providing written confirmation of any transaction requested by telephone and tape recording any instructions received by telephone. All shareholders of the Funds may redeem shares by telephone, unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the Application or notify the Fund in writing.


TAX CONSEQUENCES


         An exchange involves a redemption (repurchase) of all or a portion of your shares of a Fund and the investment of the proceeds in shares of another Fund or the American AAdvantage Money Market Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Fund or the American AAdvantage Money Market Fund to be acquired will be purchased at the per share net asset value of those shares next determined coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, you may realize a capital gain or loss. You may wish to consult a tax or other financial adviser to determine the tax consequences of a particular exchange. For further information regarding the exchange privilege, see "Exchange Privilege" in the Statement of Additional Information.

                               HOW TO SELL SHARES

WAYS TO SELL SHARES

         You may take money out of your account at any time by selling (redeeming) some or all of your shares back to the Fund. You may sell shares in the following ways:

         BY MAIL

         For most redemption requests, you need only deliver to the Transfer Agent a written, unconditional request to redeem your shares at net asset value. You must sign the request for redemption exactly as the shares are registered, including the signature of each joint owner, and must specify either the number of shares or the dollar amount of shares that you would like redeemed. In certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, additional documentation and signature guarantees may be required. If you have any questions concerning the nature of such additional requirements, please call the Transfer Agent in advance.

         Redemption requests may be submitted directly to the Transfer Agent at The Aquinas Funds, Inc., P. O. Box 419533, Kansas City, MO 64141-6533, at no cost to the investor. They may also be submitted through securities dealers, financial institutions or other investment professionals who may charge a service fee. If a redemption request is not sent directly to the Transfer Agent, it will be forwarded to the Transfer Agent, and the effective date of redemption will be delayed until the request is received by the Transfer Agent. TO AVOID DELAY, PLEASE SUBMIT REDEMPTION REQUESTS DIRECTLY TO THE TRANSFER AGENT.

         The signatures on the redemption request need not be guaranteed unless
(i) the redemption request exceeds $25,000, (ii) the proceeds of the redemption are requested to be sent by wire transfer, to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address as shown on the records of the Transfer Agent, or (iii) the redemption request is to be received by the Transfer Agent within 30 days after the shareholder has requested a change in the address of record or the bank or account designated to receive redemption proceeds. In these cases, each signature on a redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution.

         The redemption price per share is the next determined net asset value per share for the Fund after the Transfer Agent receives your written request containing the information set forth above, accompanied by all required documentation. The amount you receive will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value and may be more or less than the cost of the shares redeemed. The Transfer Agent will mail a check in payment for shares redeemed typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation (except as indicated above for certain redemptions of shares purchased by check).

         BY TELEPHONE

         All shareholders of the Funds may redeem shares by telephone, unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must check the appropriate box on the Application or notify the Fund in writing. If this feature has not been declined, you may redeem shares by phoning the Transfer Agent at 1-800-423-6369 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. Proceeds redeemed by telephone will be mailed only to your address or wired to your bank as shown on the records of the Transfer Agent. Telephone redemptions must be in amounts of $1,000 or more, but not more than $25,000.

         Payment of the redemption proceeds for shares of a Fund redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. As stated above, the Transfer Agent will wire redemption proceeds only to the bank and account designated on the Application or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank located within the United States. A shareholder's financial institution may charge a fee for providing such a request. Each shareholder is responsible for the verification of any such fee.

         Shareholders must send a telephone redemption request form or a written request to the Transfer Agent to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds. The form or request must be signed by each registered holder of the account and the signatures must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

         The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. Neither the Funds, the Transfer Agent nor their agents will be liable for following instructions for telephone redemption transactions they reasonably believe to be genuine. The Funds and the Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine, and if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. These procedures are similar to those described for telephone exchanges on page 21.

         You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent by mail as described above.


         THROUGH PROCESSING INTERMEDIARIES

         If you purchased shares through programs of Processing Intermediaries that have entered into agreements with the Funds, you may be required to redeem your shares through such programs. Processing Intermediaries may become shareholders of record and use procedures and impose restrictions in addition to or different from those applicable to shares redeemed directly through the Funds. The Funds may accept redemption requests for an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. The Funds may authorize one or more Processing Intermediaries to accept redemption requests on the Funds' behalf. In such event, a Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the shareholder's request, and the redemption price will be the Fund's net asset value next computed after the shareholder's redemption request is accepted by the Processing Intermediary.


SYSTEMATIC WITHDRAWAL PLAN

         You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $10,000 in your account and withdraw at least $250 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-423-6369.

         Depending upon the size of the account and the withdrawals requested (and fluctuations in the price of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Systematic Withdrawal Plan payment, the remaining amount will be redeemed and the Plan will be terminated. The Funds reserve the right to suspend, modify, amend or terminate the Plan at any time.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

         To relieve the Funds of the cost of maintaining uneconomical accounts, each Fund reserves the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $750. Before such involuntary redemption would occur, the shareholder would be given at least 60 days written notice and, during that period, the shareholder could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value. Any such involuntary redemption would be at net asset value.

         The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (ii) the Securities and Exchange Commission has by order permitted such suspension or
(iii) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly determine the value of their net assets.


                            INFORMATION AND HELP LINE

         If you have any questions about the Funds or your account or need account assistance or information, you may call our toll-free investors line at 1-800-423-6369. Our telephone representatives can provide the information or service you need. You may also write to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, Attention: Corporate Secretary.

                          DETERMINING YOUR SHARE PRICE

         The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares. No sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Funds are all 100% no-load, which means you pay no commissions to purchase, exchange or redeem your shares. See "Ways to Buy Shares" on page 17 and "How to Exchange Shares" on page 20.


         The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, account Applications accepted or redemption requests received prior to the close of regular trading on a day the New York

Stock Exchange is open for trading will be valued as of the close of trading, and account Applications accepted or redemption requests received after that time will be valued as of the close of the next trading day.


         Securities which are traded on a recognized stock exchange or the Nasdaq Stock Market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made under the supervision of and will be the ultimate responsibility of the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors, although such day-to-day determinations are made by the Adviser under the supervision of or pursuant to guidelines established by the Company's Board of Directors.


                             MANAGEMENT OF THE FUNDS


         As a Maryland corporation, the business and affairs of the Funds are managed by the Company's Board of Directors. The investment activities of the Funds are managed through a multi-manager structure. Each of the Funds has entered into an investment advisory agreement (the "Management Agreements") with Aquinas Investment Advisers, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230 (the "Adviser"), pursuant to which the Adviser provides consulting, investment and administrative services to the Funds. The specific security investments for each Fund are made by portfolio managers (sub-advisers) selected for the Funds by the Adviser. The Adviser was organized in September, 1993 to become the investment adviser to the Funds. The Adviser currently has a limited number of other clients. The Adviser is a wholly-owned subsidiary of The Catholic Foundation (the "Foundation"), which provides an endowment fund for individuals. The assets of the Foundation are used to fund grants to charitable, religious and educational organizations. The Foundation, which is a registered investment adviser, presently manages the assets of the Foundation and is also the investment adviser to religious organizations, nonprofit agencies and individuals with substantial investment portfolios. As of March 31, 1998, the Foundation managed approximately $163 million in assets.


         The Management Agreements provide that the Adviser, subject to the management and direction of the Company's Board of Directors and officers, will evaluate, select and monitor the various portfolio managers for each Fund. The Funds and the Adviser enter into sub-advisory contracts with each portfolio manager.

ADVISER

         The Adviser (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise provision of services by third parties such as the portfolio managers and custodian; (iii) develops the investment programs, selects portfolio managers, allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results; and (iv) is authorized to select or hire portfolio managers to select individual portfolio securities held in the Funds. The Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds. The Adviser also provides asset management consulting services - including the objective-setting and asset-allocation technology, and portfolio manager research and evaluation assistance.

         The Adviser receives an annual management fee from each Fund. THE ADVISER IS RESPONSIBLE FOR THE PAYMENT OF ALL FEES TO THE PORTFOLIO MANAGERS. The annual management fees, payable monthly on a pro rata basis, are the following percentages of the average daily net assets of the Funds: 0.60% for the Fixed Income Fund; 1.00% for the Equity Income Fund; 1.00% for the Equity Growth Fund; and 1.00% for the Balanced Fund. The Adviser may voluntarily waive all or a portion of the advisory fees otherwise payable by the Funds. Such a waiver may be terminated at any time in the Adviser's discretion.


THE PORTFOLIO MANAGERS

         The assets of each Fund are allocated currently among the portfolio managers listed below. The allocation of a Fund's assets among portfolio managers may be changed at any time by the Adviser. Portfolio managers may be employed or their services may be terminated at any time by the Adviser, subject to approval by the Company's Board of Directors. The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Funds, however, have requested an order of the Securities and Exchange Commission exempting the Funds from the requirement for shareholder approval of new portfolio managers. If the order is granted, the Funds will provide written information concerning a new portfolio manager to shareholders of the Fund concerned. There can be no assurance, however, that such an order will be granted to the Funds.


         The Adviser pays the fees of each portfolio manager. Some portfolio managers may execute portfolio transactions for the Funds through broker-dealer affiliates and receive brokerage commissions for doing so.


         Portfolio managers are selected for the Funds based primarily upon the research and recommendations of the Adviser, which evaluates quantitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of a portfolio manager's investment style over an entire market cycle. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a portfolio manager.

         Each portfolio manager has complete discretion to purchase and sell portfolio securities for that segment of the assets of a Fund under its management in accordance with the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by the Adviser. All investment decisions made by the Adviser for the Funds are made by an investment committee and no one person is primarily responsible for making investment recommendations to that committee. Although the portfolio manager's activities are subject to general oversight by the Board of Directors and officers of the Funds, none of the Board, the officers or the Adviser evaluates the investment merits of the portfolio manager's individual securities selections.


         The investment committee of the Adviser, which currently consists of Frank Rauscher, John L. Strauss, J. Ray Nixon, Jr., Charles Clark, Jr., John J. Kickham and Mark Godvin, has been responsible for overall day-to-day management of the Funds since January 3, 1994. Mr. Rauscher has been the Chief Operating Officer of the Funds since June 1994 and President and CEO since May 1997. From 1989 to 1993, Mr. Rauscher was president of American Federal Bank, F.S.B. Mr. Strauss is a director of the Adviser and was a principal of Barrow, Hanley, Mewhinney & Strauss, an investment advisory firm, from 1980 until his retirement in January 1998. Mr. Nixon is a director of the Adviser and has been a principal of Barrow, Hanley, Mewhinney & Strauss since August 1994. Prior thereto he was a stockbroker with Smith Barney Shearson. Mr. Clark is secretary, treasurer and a director of the Adviser and is president of Olmsted-Kirk Paper Company. Since March 1994, Mr. Kickham has been the president of Quarterdeck of Texas, Inc., a mortgage banking firm. Prior to this, he was the CEO and president of Wing Industries from November 1994 to November 1995. He has also been the chairman of T.K.G. Inc., a private investment company, since March 1985. Mr. Godvin, has been a managing director for Merrill Lynch since January 1996, and has been an executive of that firm since January 1998.

         Portfolio Manager Profiles. The portfolio managers have no affiliations with the Funds or the Adviser, other than as portfolio managers. Each manager has been in business for at least five years, except Atlantic Asset Management Partners, L.L.C., and is principally engaged in managing investment advisory accounts or providing investment supervisory services. The portfolio managers may also serve as managers or advisers to other investment funds.

         FIXED INCOME FUND


         Atlantic Asset Management Partners, L.L.C. ("AAM"), 40 Signal Road, Stamford, Connecticut 06902, is a registered investment adviser controlled by Ronald Sellers. AAM manages fixed-income portfolios and asset allocation strategies for institutional clients including foundations, endowments and public and corporate employee benefit plans. The Funds are one of several mutual funds managed by AAM, however, its investment professionals have managed several other fixed income mutual funds for other institutions throughout their professional careers. As of March 31, 1998, AAM managed approximately $2.8 billion in assets.

         Effective September 1, 1997, for its services to the Fixed Income Fund and the Balanced Fund, AAM receives a fee computed daily and payable monthly, paid by the Adviser (not the Funds) determined by multiplying the average daily net assets of each of the Fixed Income Fund and the Balanced Fund during the month by 1/12 of the Performance Fee Rate. The Performance Fee Rate is determined by applying the following formula:


         Performance Fee Rate = 0.30% + [0.20 x (Excess Return - 1.20%)]


         Notwithstanding the above formula, the Performance Fee Rate will not be lower than 0.10% and will not be higher than 0.50%. "Excess Return" is equal to AAM's Total Return less the Benchmark Total Return for the twelve month period beginning on the first day of the eleventh month prior to the month for which the Performance Fee Rate is calculated and ending on the last day of such month (e.g. the Performance Fee Rate for August 1998 is based on total returns for the period beginning September 1, 1997 and ending August 31, 1998). The "Benchmark Total Return" is the change in the level of the Lehman Brothers Aggregate Bond Index during the measuring period. "AAM's Total Return" is the change in value of assets of the Fixed Income Fund and the Balanced Fund under the management of AAM plus any interest paid or accrued on such assets less brokerage commissions paid on the acquisition or disposition of such assets during the measuring period. AAM's Total Return is adjusted on a time-weighted basis for any assets added to or withdrawn from the assets under the management of AAM. Since the fee received by AAM from the Adviser is based in part on AAM's performance, there exists the risk that AAM might take undue risks to increase its investment performance.

         Prior to September 1, 1997, for its services to the Funds, AAM received a fee, computed daily and payable monthly, paid by the Adviser (not the Funds), at the following annual rate based on average daily net assets under its management:


           ASSETS                                                                              FEE RATE
           ------                                                                              --------
         0 to $15 million.......................................................................0.380%
         $15 million to $45 million.............................................................0.300%
         $45 million to $100 million............................................................0.200%
         Over $100 million......................................................................0.100%

         Income Research & Management, Inc. ("IRM"), 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, is a corporation controlled by John A. Sommers. IRM serves a variety of institutions including major public and private pension plans, insurance companies and several non-profit organizations. John Sommers, the president of IRM, had extensive experience managing mutual funds at a previous organization. As of March 31, 1998, IRM managed over $2.2 billion in assets.


         For its services to the Funds, the Adviser (not the Funds) pays IRM a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

           ASSETS                                                                              FEE RATE
           ------                                                                              --------
         0 to $10 million.......................................................................0.400%
         $10 million to $20 million.............................................................0.300%
         $20 million to $60 million.............................................................0.250%
         $60 million to $100 million............................................................0.200%
         Over $100 million......................................................................0.150%

         EQUITY INCOME FUND


         Beutel, Goodman Capital Management ("BGCM"), 5847 San Felipe, Suite 4500, Houston, Texas 77057, is a partnership with two general partners, Value Corp., a Subchapter S corporation, and Beutel, Goodman America, Inc., a Texas Corporation ("BG America"). BG America is owned by Beutel, Goodman & Co., Ltd., a Canadian corporation which is owned 18.8% by three individuals and 49% by Duff & Phelps, a U.S. public corporation whose stock is listed on the New York Stock Exchange. BGCM provides investment advisory services to individuals, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations and corporations. BGCM has acted as a sub-adviser to a registered mutual fund since December, 1993. As of March 31, 1998, BGCM managed approximately $2.0 billion in assets.


         For its services to the Funds, the Adviser (not the Funds) pays BGCM a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

           ASSETS                                                                              FEE RATE
           ------                                                                              --------
         0 to $25 million.......................................................................0.450%
         Over $25 million.......................................................................0.315%


         NFJ Investment Group ("NFJ"), 2121 San Jacinto, Suite 1440, Dallas, Texas 75201, is a general partnership of which the majority interest is directly or indirectly owned by Pacific Mutual Life Insurance Company and its affiliates. Pacific Mutual Life Insurance Company is an insurance company which, through its direct and indirect subsidiaries, also provides investment advisory, mutual fund, financial investment management and broker/dealer services. NFJ provides investment supervisory services to individuals, banks or thrift institutions, investment companies, pension and profit-sharing plans, trusts, estates or charitable organizations and foundations. NFJ began acting as a sub-investment adviser to a registered mutual fund in 1990 and currently provides such services to four registered mutual funds. NFJ's total assets under management at March 31, 1998 were approximately $2.7 billion.


         For its services to the Funds, the Adviser (not the Funds) pays NFJ a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

           ASSETS                                                                              FEE RATE
           ------                                                                              --------
         0 to $25 million.......................................................................0.450%
         Over $25 million.......................................................................0.315%

         EQUITY GROWTH FUND


         John McStay Investment Counsel, ("JMIC"), 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225, is a limited partnership controlled by its general partner, John McStay & Associates. The managing partner is John DeWitt McStay, who is also a partner of John McStay & Associates. JMIC manages a limited number of large investment accounts for employee benefit plans, foundations and endowments. Assets under management exceed $3.6 billion as of March 31, 1998.


         For its services to the Funds, the Adviser (not the Funds) pays JMIC a fee, computed daily and payable monthly, equal to 0.8% of the average daily net assets under its management.


         Sirach Capital Management, Inc., ("Sirach"), 3323 One Union Square, 6000 University Street, Seattle, Washington 98101, is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded corporation. Sirach provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of March 31, 1998, Sirach had over $7.3 billion in assets under management.


         For its services to the Fund, the Adviser (not the Fund) pays Sirach a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

           ASSETS                                                                               FEE RATE
           ------                                                                               --------
         0 to $10 million.......................................................................0.600%
         $10 million to $30 million.............................................................0.500%
         $30 million to $50 million.............................................................0.350%
         Over $50 million.......................................................................0.250%

         BALANCED FUND

         Each of the portfolio managers for the Fixed Income Fund, Equity Income Fund and Growth Fund, except Sirach, serves as a portfolio manager to the Balanced Fund.

THE ADMINISTRATOR

         Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, calculates the daily net asset value of the Funds, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Funds' custodian or the Transfer Agent), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares the financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accruals and performs securities valuations, monitors the Funds' status as a registered investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and monitors compliance with the Funds' investment policies and restrictions, from time to time, and generally assists in the Funds' administrative operations. The Administrator, at is own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the

Administrator receives from the Funds a fee, computed daily and payable monthly, based on the Funds' aggregate average net assets at the annual rate of .23 of 1% on the first $50 million of average net assets, .20 of 1% on the next $50 million of average net assets, .10 of 1% on the next $150 million, and .075 of 1% on average net assets in excess of $250 million, subject to an annual aggregate minimum of $185,000, plus out-of-pocket expenses.

         The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

THE CUSTODIAN

         UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64141, is the custodian for all securities and cash of the Funds.

                           DIVIDENDS AND DISTRIBUTIONS

DIVIDEND REINVESTMENT


         All of the Funds except the Fixed Income Fund pay dividends of net investment income quarterly. The Fixed Income Fund declares and pays dividends of net investment income monthly. Any net realized capital gain not offset by capital loss carryovers is distributed annually. You may elect to have all income dividends and capital gains distributions reinvested in the respective Fund, automatically invested in one or more other Funds, or paid in cash. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the particular Fund, calculated to the nearest 1,000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on that date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.





         You may change your election at any time by notifying the Funds in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.

DIRECTED REINVESTMENT

         In addition to having income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect to have dividends and capital gains distributions automatically invested in one or more of the other Funds. Distributions can only be directed to an existing Fund account (which account must meet the minimum investment requirement) with a registration identical to the account on which the distributions are paid. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences, including imposition of a penalty tax, and, therefore, you should consult your own advisors before commencing these transactions.

         No service fee is currently charged by the Funds for effecting directed reinvestment transactions. There are also no sales charges payable on directed reinvestment transactions. Additional information regarding this service may be obtained from the Transfer Agent.

                                      TAXES

         The Funds intend to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Code. The Funds intend to distribute all of their taxable net income and realized net gains to their investors so that the Funds will not be required to pay any income taxes. The Funds also intend to declare and distribute dividends during each year sufficient to prevent imposition of a 4% excise tax. These distributions are taxable as ordinary income or capital gains to you unless your income is not subject to income tax. You may also be subject to state and local taxes on such distributions. You will be informed annually of the amount and nature of such income or gain. A portion of the Funds' income distributions may be eligible for the dividends received deduction, which is available only to certain corporations.


         The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to complete the certification form included as part of the account Application at the back of this Prospectus. The Funds will also be directed to withhold Federal income tax if the Funds are required by another section of the Code. YOU SHOULD CONSULT YOUR TAX ADVISERS FOR A COMPLETE REVIEW OF THE TAX RAMIFICATIONS OF AN INVESTMENT IN THE FUNDS.


                                CAPITAL STRUCTURE


         The Funds constitute a single corporation (the Company) that was organized as a Maryland corporation on October 20, 1993. The Company's authorized capital consists of a single class of 500,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Each share of a Fund represents an equal proportionate interest in that Fund. As a shareholder, you will be entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be legally declared by the Company's Board of Directors; and (iii) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. As of March 31, 1998, the Foundation was deemed to "control", as that term is defined in the Investment Company Act of 1940, each of the Funds and the Company. Unless it is required by the Investment Company Act of 1940, it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of auditors. The Company, however, has adopted provisions in its Bylaws for the removal of directors by the shareholders. See "Stockholder Meetings" in the Statement of Additional Information.

         Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. The Transfer Agent will issue written confirmations for all purchases of Common Stock.

         The Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Investment Company Act of 1940 (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, would belong to that class and would be charged with the liabilities in respect of that class and of that class's share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class would be based on the assets belonging to that class less the liabilities charged to that class, and dividends could be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

                               SHAREHOLDER REPORTS

         You will be provided at least semi-annually with a report showing your particular Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, you will be provided with an annual report containing audited financial statements.

         An individual account statement will be sent to you by regular postal service within approximately 5 business days of the transaction date for each purchase or redemption of shares of a Fund. For accounts with dividend reinvestments as the only activity, individual account statements will be provided on a quarterly basis (monthly basis for the Fixed Income Fund). You will also receive an annual statement after the end of the calendar year listing all your transactions in shares of the Funds during such year.

         Each time you invest, sell, transfer or convert shares, you will receive a confirmation of the transaction and a summary of your transactions since the beginning of the year. Carefully review all the information relating to the transactions to insure that your instructions were acted on properly. Please notify the Funds immediately if there is an error. If you fail to provide notification of an error within 30 days of the transaction, you will be deemed to have ratified the transaction.

                                FUND PERFORMANCE

         From time to time, the Funds may advertise several types of performance information. The Funds may advertise "yield", "average annual total return," "total return" and "cumulative total return." The Funds may occasionally cite statistics to reflect volatility or risk. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Funds.

         Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time.

TOTAL RETURN


                                                                                                    Equity
                                                                       Fixed        Equity           Growth        Balanced
                                                                    Income Fund   Income Fund         Fund           Fund
                                                                    -----------   -----------       -------        --------
12 months ended 12/31/97(1).................................           8.54%         27.85%          28.97%         19.91%
Period from 1/3/94 (inception) to 12/31/97(1)...............           5.90%         19.35%          17.82%         13.36%



---------------

(1)      Represents average annual total return

         A Fund's yield is a measure of the net investment income per share earned by the Fund over a specified one-month period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one-year period. Net investment income is assumed to be compounded semiannually when it is annualized.


         In reports or other communications to investors and in advertising material, the Funds may compare their performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index and the Russell 3000, and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Russell 3000 Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market or segments thereof. The market prices and yields of these stocks will fluctuate. The securities represented in the Lehman Brothers Intermediate Government/Corporate Bond Index and Government/Corporate Bond Index include fixed-rate U.S. Treasury, U.S. Government agency and U.S. corporate debt and dollar-denominated debt of certain foreign, sovereign or supranational entities. The Funds also may quote performance information from publications such as Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Chicago Tribune and USA Today.

DIRECTORS AND OFFICERS

Directors:


Michael R. Corboy
Imelda Gonzalez, CDP
Thomas J. Marquez
John L. Strauss
Charles Clark, Jr.


Principal Officers:


Frank Rauscher, President and Treasurer
John J. Kickham, Vice President
Charles Clark, Jr., Secretary


INVESTMENT ADVISER
Aquinas Investment Advisers, Inc.
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202

CUSTODIAN
UMB Bank, n.a.
Securities Services Division
P. O. Box 419226
Kansas City, Missouri 64141

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
DST Systems, Inc.
1004 Baltimore
Kansas City, Missouri 64105-1807

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998 AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE AQUINAS FUNDS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   STATEMENT OF ADDITIONAL INFORMATION                         April 30, 1998





                             THE AQUINAS FUNDS, INC.
                             5310 Harvest Hill Road
                                    Suite 248
                              Dallas, Texas  75230
                               Call 1-972-233-6655


             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Aquinas Funds, Inc. dated April 30, 1998. Requests for copies of the Prospectus should be made by writing to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230, Attention: Corporate Secretary, or by calling 1-972-233-6655.

                             THE AQUINAS FUNDS, INC.

                                TABLE OF CONTENTS

                                                                         Page

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .  B-1

   INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . .  B-3

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . B-13

   PURCHASE OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . B-14

   DIRECTORS AND OFFICERS OF THE COMPANY . . . . . . . . . . . . . . . . B-14

   INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR  . . . . . . B-16

   EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . B-19

   CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . B-20

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . B-20

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . B-20

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-22

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . B-23

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . B-24

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . . B-26

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . B-32



                             INVESTMENT RESTRICTIONS

             The Aquinas Funds, Inc. (the "Company") is an open-end diversified management investment company which is authorized to establish and operate one or more separate series of mutual funds (herein "Funds" or individually a "Fund"). The Company currently consists of four funds:
   the Aquinas Fixed Income Fund (the "Fixed Income Fund"), the Aquinas Equity Income Fund (the "Equity Income Fund"), the Aquinas Equity Growth Fund (the "Equity Growth Fund") and the Aquinas Balanced Fund (the "Balanced Fund"). As set forth in the Prospectus dated April 30, 1998 of the Company under the caption "INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES," the investment objective of the Fixed Income Fund is to provide a high level of current income, with a reasonable opportunity for capital appreciation; the investment objective of the Equity Income Fund is to produce long-term growth of capital and a high level of current income; the investment objective of the Equity Growth Fund is to produce long-term capital appreciation; and the investment objective of the Balanced Fund is to provide long-term capital growth consistent with reasonable risk to principal. Consistent with these investment objectives, each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             2. None of the Funds will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fixed Income Fund and the Balanced Fund may (i) enter into interest rate swap transactions; (ii) purchase or sell futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (iv) write or invest in put or call options; and (v) enter into foreign currency exchange contracts.

             3. None of the Funds will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Fixed Income Fund and the Balanced Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

             4. None of the Funds will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

             5. None of the Funds will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

             6. None of the Funds will make loans, except through (i) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (ii) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

             7. None of the Funds will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             8. None of the Funds will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. Certain of the Funds may purchase mortgage-backed securities and similar securities in accordance with their investment objectives and policies.

             9. None of the Funds will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             10. None of the Funds will purchase or sell commodities or commodities contracts, except that the Fixed Income Fund and the Balanced Fund may enter into futures contracts and options on futures contracts.

             Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed without stockholder approval. These additional restrictions are as follows:

             1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

             2. None of the Funds will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3. None of the Funds will purchase securities of other investment companies (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

             4. No Fund's investments in illiquid securities will exceed 5% of the total value of its net assets.

             5. None of the Funds will make investments for the purpose of exercising control or management of any company.

             6. No Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.


                       INVESTMENT POLICIES AND TECHNIQUES

             In addition to the policies described above and in the Prospectus, the investment policies and techniques described below have been adopted by the Funds as indicated.

                          Lending Portfolio Securities

             Each of the Funds may lend a portion of its portfolio securities although none of the Funds intends to engage in any such transaction if it would cause more than 5% of its net assets to be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

             Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Fund's custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by Aquinas Investment Advisers, Inc., the Funds' investment adviser (the "Adviser") and the Funds' portfolio managers, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

             The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

             In making such loans, the Fund may utilize the services of a loan broker and pay a fee therefor. The Fund may incur additional custodian fees for services in connection with lending of securities.

                           Mortgage-Backed Securities

             The Fixed Income Fund and the Balanced Fund may invest in Mortgage-Backed Securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities;
   (ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities are described below.

             Guaranteed Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

             The Guaranteed Government Agency Mortgage-Backed Securities in which the Fixed Income Fund and the Balanced Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

             Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

             Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

             Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

             Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

             Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following
   (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or
   (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

             Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

             Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

             In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.

             Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

             Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

             No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, the Adviser and the portfolio managers will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

             Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                               Illiquid Securities

             Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 5% of the value of the Fund's net assets. The Board of Directors of the Company or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors.

             Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Company. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

                           U.S. Government Securities

             Each of the Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                               Hedging Instruments

             The Fixed Income Fund and the Balanced Fund may engage in various transactions including futures and options on futures which will be used primarily to attempt to minimize adverse principal fluctuations and unfavorable fluctuations in interest rates.

             Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

             The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

             Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of a party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

             Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). A Fund may purchase options on futures contracts on debt securities. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

             The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

             Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts.

             To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

             Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

             When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Funds may only write covered puts. For a put to be covered, the Fund must maintain in a segregated account cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

             Combined Option Positions. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

             Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments. A Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

             Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

             Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

             Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside U.S. Government securities, cash or liquid securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

             Limitations on Futures and Options Transactions. The Fixed Income Fund and the Balanced Fund filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the following representations:

             (1) The Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold positions in futures contracts or options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and losses on any such contracts (subject to limited exclusions for options that are in-the-money at the time of purchase); and

             (2) The Fund will not market participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodities futures or commodity option markets.



   Special Risks of Hedging and Income Enhancement Strategies

             Participation in the options or futures markets involves investment risks and transactions costs to which the Fixed Income Fund and the Balanced Fund would not be subject absent the use of these strategies. If a Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include (i) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "DETERMINATION OF NET ASSET VALUE," the net asset value of each of the Funds will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


                               PURCHASE OF SHARES

             Each of the Funds has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the manner required by Rule 17a-7.


                      DIRECTORS AND OFFICERS OF THE COMPANY

             The name, address, age, position(s) with the Company, principal occupation(s) during the past five years, and certain other information with respect to each of the directors and officers of the Company are as follows:


             FRANK RAUSCHER*, 54, President and Treasurer.

             5310 Harvest Hill Road
             Suite 248
             Dallas, Texas  75230

             Mr. Rauscher has been the Chief Operating Officer of Aquinas Investment Advisers, Inc. since August 1994. Prior thereto he was President and Chief Executive Officer of American Federal Bank.


             MICHAEL R. CORBOY, 67, Director.

             #2 Braewick Court
             Dallas, Texas  75225

             Mr. Corboy is President of Corboy Investment Company, a private investment company.



             SISTER IMELDA GONZALEZ, CDP, 57, Director.

             c/o NATRI
             8824 Cameron Street
             Silver Spring, Maryland  20910

             Sister Gonzalez has been a member of the staff of the National Association of Treasurers of Religious Institutions, Silver Spring, Maryland, since April 1997. Prior thereto, Sister Gonzalez was the Treasurer General and Chief Financial Officer of the Congregation of Divine Providence of San Antonio, Texas.


             THOMAS J. MARQUEZ, 60, Director.

             8300 Douglas Avenue,
             Suite 800
             Dallas, Texas  75225

             Mr. Marquez has been a self-employed private investor since
   1990.


             CHARLES CLARK*, 59, Director.

             2420 Butler
             Dallas, Texas  75235

             Mr. Clark is President of Olmsted-Kirk Paper Company. Mr. Clark has been Secretary, Treasurer and a Director of the Adviser since
   April 29, 1997.


             JOHN L. STRAUSS*, 58, Director.

             3232 McKinney Avenue
             15th Floor
             Dallas, Texas  75204

             Mr. Strauss was a principal of Barrow, Hanley, Mewhinney & Strauss, an investment advisory firm from 1980 until his retirement in January 1998. Mr. Strauss is a director of the Adviser.


             JOHN J. KICKHAM, 56, Vice President.

             5310 Harvest Hill Road
             Suite 245
             Dallas, Texas  75230

             Mr. Kickham has been the President of Quarterdeck of Texas, Inc., a mortgage banking firm, since March 1994. From November 1994 through November 1995, he was President of Wing Industries, a door manufacturer. Mr. Kickham has been Chairman of the Kickham Group, Inc., a private investment company, since March 1985.

   _______________

   * Messrs. Clark and Strauss are "interested persons" of the Company as that term is defined in the 1940 Act.

             The following table sets forth information on the compensation paid to directors for services as directors of the Company during the fiscal year ended December 31, 1997.


                                                    Pension or
                                                    Retirement                           Total
                                                     Benefits      Estimated         Compensation
                                                      Accrued        Annual              From
                                    Aggregate       as Part of      Benefits          Company and
                                   Compensation        Fund           Upon           Fund Complex
           Name of Person          from Company      Expenses      Retirement      Paid to Directors
    Charles Clark(1)                   $  0              0             0                 $  0
    Michael R. Corboy                 1,500              0             0                 1,500
    Imelda Gonzalez, CDP              1,000              0             0                 1,000
    Thomas J. Marquez                 2,000              0             0                 2,000
    John L. Strauss                     0                0             0                   0
    William Pollock(2)                  0                0             0                   0
    Charles S. Tusa(3)                  0                0             0                   0
    _______________

    (1)  Mr. Clark became a director of the Company on February 28, 1997.
    (2)  Mr. Pollock resigned as a director of the Company in April 1997.
    (3)  Mr. Tusa resigned as a director of the Company in February 1997.




             The Company compensates each disinterested director $500 for each meeting of the Board of Directors attended. The Company may also reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors. During the fiscal year ended December 31, 1997, there were reimbursements of $2,162 for travel expenses. Sister Gonzalez has assigned all directors fees that she receives to her religious order.


             As of March 31, 1998, the officers and directors of the Fund as a group owned less than 1% of the outstanding securities of each Fund. At March 31, 1998, The Catholic Foundation, 5310 Harvest Hill Road, Suite 248, Dallas, Texas, owned 3,109,496 shares (83.0% of the outstanding) of the Fixed Income Fund, of which 1,747,408 shares (46.6%) were owned as trustee and 1,362,088 shares (36.4%) were beneficially owned; 3,027,885 shares (68.9% of the outstanding) of the Equity Income Fund, of which 1,906,814 shares (43.4%) were owned as trustee and 1,121,071 shares (25.5%) were beneficially owned; 1,490,453 shares (63.0% of the outstanding) of the Equity Growth Fund, of which 759,084 shares (32.1%) were owned as trustee and 731,369 shares (30.9%) were beneficially owned; and 2,179,455 shares (88.7% of the outstanding) of the Balanced Fund, of which 602,760 shares (24.5%) were owned as trustee and 1,576,695 shares (64.2%) were beneficially owned. No other person owns of record or beneficially 5% or more of the outstanding securities of any Fund. By virtue of its stock ownership, The Catholic Foundation is deemed to "control," as that term is defined in the 1940 Act, each of the Funds and the Company.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

             The Board of Directors of the Company supervises the management, activities and affairs of the Funds and has approved contracts with the following business organizations to provide, among other services, day-to-day management required by the Funds.

             Investment Adviser. As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the investment adviser to the Funds is Aquinas Investment Advisers, Inc., 5310 Harvest Hill, Suite 248, Dallas, Texas 75230 (the "Adviser"). The Adviser is a wholly-owned subsidiary of The Catholic Foundation and was organized to become the investment adviser to the Funds. Pursuant to investment advisory agreements entered into between each of the Funds and the Adviser (the "Management Agreements"), the Adviser provides consulting, investment and administrative services to the Funds. The specific investments for each Fund are made by portfolio managers selected for the Funds by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Funds, selects portfolio managers, allocates assets among the portfolio managers and monitors and evaluates portfolio managers' performance. The Adviser and the Funds enter into advisory agreements with the portfolio managers. The Adviser also provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

             The Adviser has undertaken to waive its advisory fees with respect to each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceeded that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Funds are qualified for sale. As of the date of this Statement of Additional Information, the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Additionally, the Adviser voluntarily agreed to reimburse each Fund to the extent aggregate annual operating expenses as described above exceeded 1.00%, 1.50%, 1.50% and 1.50% of the average daily net assets of the Fixed Income Fund, Equity Income Fund, Equity Growth Fund and Balance Fund, respectively. The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Funds. Such a waiver may be terminated at any time in the Adviser's discretion. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee is reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.


             For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, the fees paid to the Adviser for management and investment advisory services were $209,779 (net of waivers of $22,939), $203,761 (net of waivers of $10,507), and $200,763, respectively, for the Fixed Income Fund, $633,726, $479,210, and $367,212, respectively, for the Equity Income Fund, $291,466, $181,345 (net of waivers of $7,841), and $110,950 (net of waivers of $13,165), respectively, for the Equity Growth Fund and $289,730, $278,719 and $296,312, respectively, for the Balanced Fund.

             Each Management Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Management Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

             Portfolio Managers. Each portfolio manager makes specific portfolio investments for that segment of the assets of a Fund under its management in accordance with the particular Fund's investment objective and the portfolio manager's investment approach and strategies.

             Portfolio managers are employed or terminated by the Adviser subject to prior approval by the Board of Directors of the Company. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the affected Fund. The Funds, however, have requested an order of the Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that such an order will be granted to the Funds. Selection and retention criteria for portfolio managers include (i) their historical performance records; (ii) an investment approach that is distinct in relation to the approaches of each of the Funds' other portfolio managers; (iii) consistent performance in the context of the markets and preservation of capital in declining markets; (iv) organizational stability and reputation; (v) the quality and depth of investment personnel; and (vi) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

             In general, the policy of the Adviser with respect to each Fund is to allocate assets approximately equally among the portfolio managers of each Fund and to maintain such an equal allocation at regular intervals. Ordinarily, assets will not be allocated from a portfolio manager whose performance is less than that of the other portfolio managers of the Fund. The assets of each Fund are reallocated at least quarterly but may be reallocated more frequently at the discretion of the Adviser depending on cash flow and the evaluation of each portfolio manager's performance. The allocation among portfolio managers within a Fund may be temporarily unequal when portfolio managers are added to or removed from a Fund or in the event of a net redemption. A portfolio manager may purchase a particular security for the Fund at the same time another portfolio manager is selling the same security for the Fund.

             The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Company. Although the Adviser and Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

             Administrator. As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUNDS," the administrator and fund accountant to the Funds is Sunstone Financial Group, Inc. (the "Administrator"). The administration and fund accounting agreement entered into between the Funds and the Administrator (the "Administration Agreement") will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Company, and (ii) by a vote of a majority of the directors of the Company who are not interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated with respect to any one or more particular Funds without penalty upon mutual consent of the Company and the Administrator or by either party upon not less than 60 days' written notice to the other party. For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, the fees paid to the Administrator were $66,698, $67,228 and $67,763, respectively, for the Fixed Income Fund, $108,782, $90,155 and $74,366, respectively, for the Equity Income Fund, $49,986, $35,579 and $25,062, respectively, for the Equity Growth Fund and $30,627 (net of voluntary waivers of $19,189), $38,524 (net of voluntary waivers of $13,936) and $58,199 (net of voluntary waivers of $1,787), respectively, for the Balanced Fund.

             The Management Agreements, agreements with the portfolio managers and the Administration Agreement provide that the Adviser, the portfolio managers and the Administrator, as the case may be, shall not be liable to the Funds or their stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreements, agreements with the portfolio managers and the Administration Agreement also provide that the Adviser, the portfolio managers and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                               EXCHANGE PRIVILEGE

             Investors may exchange shares of a Fund having a value of $500 or more for shares of any other Fund. In addition, effective July 1, 1998, shareholders of the Funds may exchange shares of a Fund for shares of the PlanAhead Class of American AAdvantage Money Market Fund. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms.

             The exchange privilege will not be available if the proceeds from a redemption of shares of the Funds are paid directly to the investor or at his or her discretion to any persons other than the Funds. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

             For federal income tax purposes, a redemption of shares of the Funds pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares of Common Stock redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986, as amended (the "Code").


                          CUSTODIAN AND TRANSFER AGENT

             UMB Bank, n.a. ("UMB"), P.O. Box 419226, Kansas City, Missouri 64141, acts as custodian for the Funds. As such, UMB holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Funds. UMB does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders.

             DST Systems, Inc., 1004 Baltimore, Kansas City,
   Missouri 64105-1807, acts as the Funds' transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

             Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for each of the Funds.


                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Company's Board of Directors. Decisions to buy and sell securities for the Funds are made by the portfolio managers subject to review by the Adviser and the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the portfolio managers to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the portfolio manager's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the portfolio managers may determine that better prices are available from non-principal market makers who are paid commissions directly. Although the Funds do not intend to market their shares through intermediary broker-dealers, a Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the portfolio managers believe the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for a Fund, the portfolio managers also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the portfolio managers believe these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties. Other clients of the portfolio managers may indirectly benefit from the availability of these services to the portfolio managers, and the Fund may indirectly benefit from services available to the portfolio managers as a result of transactions for other clients. Each of the portfolio managers may cause a Fund to pay a broker which provides brokerage and research services to the portfolio manager a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the portfolio manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the portfolio manager's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

             For the fiscal year ended December 31, 1997, the Equity Income Fund paid brokerage commissions of $67,306 on total transactions of $49,959,809, the Equity Growth Fund paid brokerage commissions of $67,248 on total transactions of $40,480,115 and the Balanced Fund paid brokerage commissions of $36,448 on total transactions of $22,830,609. For the fiscal year ended December 31, 1996, the Equity Income Fund paid brokerage commissions of $49,913 on total transactions of $32,976,854, the Equity Growth Fund paid brokerage commissions of $53,405 on total transactions of $29,932,376 and the Balanced Fund paid brokerage commissions of $39,127 on total transactions of $20,257,052. For the fiscal year ended December 31, 1995, the Equity Income Fund paid brokerage commissions of $47,391 on total transactions of $27,533,105, the Equity Growth Fund paid brokerage commissions of $37,473 on total transactions of $20,235,626 and the Balanced Fund paid brokerage commissions of $49,004 on total transactions of $24,917,091. Substantially all of the brokers to whom commissions were paid provided research services to the portfolio managers.

             Any commission, fee or other remuneration paid to a portfolio manager who causes a Fund to pay an affiliated broker-dealer is paid in compliance with procedures adopted in accordance with Rule 17e-1 under the Investment Company Act of 1940. The Funds do not expect that a significant portion of any Fund's total brokerage business will be effected with broker-dealers affiliated with portfolio managers. However, a portfolio manager may effect portfolio transactions for the segments of a Fund's portfolio assigned to it with a broker-dealer affiliated with the portfolio manager, as well as with broker-dealers affiliated with other portfolio managers. No such fees were paid to affiliated broker-dealers for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995.


                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," each Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code.

             Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income are taxable to investors as ordinary income, while distributions of net long-term capital gain are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. The Code provides for a three-tiered tax rate structure for long-term capital gains dependent upon a Fund's holding period of the underlying financial instrument or capital asset. Distributions from the Funds are taxable to investors, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of such Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             Investors may also be subject to state and local taxes.

             Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income.
   The certification form is included as part of the share purchase application and should be completed when the account is opened.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.


                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under said Act.

             The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (i) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Company; or (ii) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. Each Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.



             The total return for the one year period ended December 31, 1997 was 8.54% for the Fixed Income Fund, 27.85% for the Equity Income Fund, 28.97% for the Equity Growth Fund and 19.91% for the Balanced Fund. The average annual compounded return for the period from January 3, 1994 (commencement of operations) through December 31, 1997 was 5.90% for the Fixed Income Fund, 19.35% for the Equity Income Fund, 17.82% for the Equity Growth Fund and 13.36% for the Balanced Fund.

             The Fixed Income Fund's yield is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission. Under that method, the current yield quotation for the Fixed Income Fund is based on a one month or 30-day period. The Fixed Income Fund's yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:
                                         a-b      6
                              YIELD = 2 (---- + 1) -1
                                          cd

        Where     a =  dividends and interest earned during the period.
                  b =  expenses accrued for the period (net of
                       reimbursements).
                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.

             The Fixed Income Fund's SEC 30-day yield for the period from December 1, 1997 through December 31, 1997 was 5.37%. Absent fee waivers, the yield would have been 5.08%.

             Yield fluctuations may reflect changes in the Fixed Income Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fixed Income Fund's shares may affect the yield. Accordingly, the Fixed Income Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Fixed Income Fund's yield is not guaranteed and its principal is not insured.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Prospectus under the caption "INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES," the Fixed Income Fund may invest in bonds and debentures assigned one of the four highest ratings by at least one of the following: Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps, Inc. or Fitch IBCA, Inc. ("Fitch"). As also set forth therein, each Fund may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's. A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

             The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II.  Nature of and provisions of the obligation;

             III. Protection afforded by, and relative position of the
                  obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

             AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

             BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             Moody's Bond Ratings.

             Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

             Fitch IBCA, Inc. Bond Ratings. The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

             The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

             Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry and between corporate, health care and municipal obligations.

             In assessing credit risk, Fitch IBCA, Inc. relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

             Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

             AAA rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

             A rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

             Duff & Phelps, Inc. Long-Term Ratings. These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

             Each rating also takes into account the legal form of security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

             The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

     AAA    Highest   credit  quality.     The   risk  factors   are
            negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA    High credit  quality.   Protection  factors are  strong.
            Risk is modest, but may vary slightly from time to time because of economic conditions

      A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB    Below average  protection factors  but still  considered
            sufficient   for   prudent  investment.     Considerable
            variability in risk during economic cycles.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             Fitch IBCA, Inc. Short-Term Ratings. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Relative strength or weakness of the degree of assurance for timely payment determine whether the issuer's short-term debt is rated Fitch-1, Fitch-2 or Fitch-3.

             Duff & Phelps, Inc. Short-Term Ratings. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

             Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis. Relative differences in these factors determine whether the issuer's short-term debt is rated Duff 1, Duff 2 or Duff 3.


                              FINANCIAL STATEMENTS

             The following audited financial statements for each of the Funds are incorporated by reference to The Aquinas Funds, Inc. Annual Report dated December 31, 1997 (File No. 811-8122), as filed with the Securities and Exchange Commission through the EDGAR System on February 27, 1998:

             (1)  Report of Independent Public Accountants

             (2)  Schedule of Investments at December 31, 1997

             (3)  Statements of Assets and Liabilities at December 31, 1997

             (4)  Statements of Operations for the year ended December 31,
                  1997

             (5) Statements of Changes in Net Assets for the years ended December 31, 1997 and December 31, 1996

             (6) Financial Highlights for the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the period from January 3, 1994 to December 31, 1994

             (7)  Notes to Financial Statements

                                     PART C

                                OTHER INFORMATION

   Item 24.  Financial Statements and Exhibits

        (a.) Financial Statements

             (Financial Highlights included in Part A and all incorporated by reference to The Aquinas Funds, Inc. Annual Report dated December 31, 1997 (File No. 811-8122) as filed with the Securities and Exchange Commission on February 27, 1998 in Part B of this Registration Statement.)

                  Report of Independent Public Accountants

                  Schedule of Investments at December 31, 1997

                  Statements of Assets and Liabilities at December 31, 1997

                  Statements of Operations for the year ended December 31,
                  1997

                  Statements of Changes in Net Assets for the years ended December 31, 1997 and December 31, 1996

                  Financial Highlights for the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the period from January 3, 1994 to December 31, 1994

                  Notes to Financial Statements


        (b.) Exhibits

                  1.1 Registrant's Articles of Incorporation (Exhibit 1.1 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 4") is incorporated by reference)

                  1.2 Registrant's Articles Supplementary (Exhibit 1.2 to Post-Effective Amendment No. 4 is incorporated by reference)

                  2. Registrant's Bylaws (Exhibit 2 to Post-Effective Amendment No. 4 is incorporated by reference)

                  3.   None

                  4.   Not Applicable

                  5.1 Form of Management and Advisory Agreement (Exhibit 5.1 to Post-Effective Amendment No. 4 is incorporated by reference)

                  5.2 Form of Sub-Advisory Agreement (Exhibit 5.2 to Post-Effective Amendment No. 4 is incorporated by reference)

                  5.3 Form of Sub-Advisory Agreement with Atlantic Asset Management Partners, L.L.C. relating to the Fixed Income Fund and Balanced Fund

                  6.   None

                  7.   None

                  8. Custody Agreement with United Missouri Bank n.a. (Exhibit 8 to Post-Effective Amendment No. 4 is incorporated by reference)

                  9.1 Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc.

                  9.2 Transfer Agency Agreement with DST Systems, Inc. (Exhibit 9.2 to Post-Effective Amendment No. 4 is incorporated by reference)

                  10 Opinion of Foley & Lardner, counsel for Registrant (Exhibit 10 to Post-Effective Amendment No. 4 is incorporated by reference)

                  11   Consent of Arthur Andersen LLP.

                  12   None

                  13 Subscription Agreement (Exhibit 13 to Post-Effective Amendment No. 4 is incorporated by reference)

                  14.1 Individual Retirement Accounts

                  14.2 Model Section 403(b)(7) Plan (Exhibit 14.2 to
                       Post-Effective Amendment No. 4 is incorporated by reference)

                  14.3 Model 401(k) plan (Exhibit 14.3 to Post-Effective
                       Amendment No. 4 is incorporated by reference)

                  15   None

                  16 Schedule for Computation of Performance Quotation (Exhibit 16 to Post-Effective Amendment No. 4 is incorporated by reference)

                  17   Financial Data Schedule

                  18   None



   Item 25.  Persons Controlled by or under Common Control with Registrant

             As of March 31, 1998, Registrant neither controls any person nor is under common control with any other person.


   Item 26.  Number of Holders of Securities


                                                                Number of
                                                                  Record
                                                              Holders as of
                         Title of Class                       March 31, 1998

         Series A Common Stock (Fixed Income Fund)                 244

         Series B Common Stock (Equity Income Fund)                926

         Series C Common Stock (Equity Growth Fund)                844

         Series D Common Stock (Balanced Fund)                     237


   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 25-26 of the Prospectus and pages B-17-B-18 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) are maintained by the Registrant; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) are maintained by Registrant's Administrator; and all other records are maintained by the Registrant's Custodian.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             Registrant undertakes, upon the written request of the holders of shares entitled to not less than 10% of the Funds' outstanding shares, to call a meeting of stockholders for the purpose of voting upon the question of removal of any director.

             Registrant undertakes to furnish a copy of its latest Annual Report to Shareholders upon request and without charge to any recipient of a Prospectus. Such requests should be directed to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230, Attention: Corporate Secretary, (972) 233-6655.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 28th day of April, 1998.

                                      THE AQUINAS FUNDS, INC.
                                      (Registrant)



                                      By:  /s/  Frank Rauscher
                                           Frank Rauscher
                                           President

             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

                   Name                        Title               Date


    /s/  Frank Rauscher                President and          April 28, 1998
    Frank Rauscher                     Treasurer (Principal
                                       Executive, Financial
                                       and Accounting
                                       Officer)

    /s/  Michael R. Corboy             Director               April 23, 1998
    Michael R. Corboy


    /s/  Thomas J. Marquez             Director               April 28, 1998
    Thomas J. Marquez


    /s/  Sister Imelda Gonzalez,CDP    Director               April 28, 1998
    Sister Imelda Gonzalez, CDP



    /s/  Charles Clark                 Director               April 28, 1998
    Charles Clark


                                       Director               April __, 1998
    John L. Strauss

                                  EXHIBIT INDEX


        Exhibit No.                   Exhibit

             1.1       Registrant's Articles of Incorporation*

             1.2       Articles Supplementary*

             2.        Registrant's Bylaws*

             3.        None

             4.        Not Applicable

             5.1       Form of Management and Advisory Agreement*

             5.2       Form of Sub-Advisory Agreement*

             5.3 Form of Sub-Advisory Agreement with Atlantic Asset Management Partners, L.L.C. relating to Fixed Income Fund and Balanced Fund

             6.        None

             7.        None

             8.        Custody Agreement with United Missouri Bank n.a.*

             9.1 Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc.

             9.2       Transfer Agency Agreement with DST Systems, Inc.*

             10        Opinion of Foley & Lardner, counsel for Registrant*

             11        Consent of Arthur Andersen LLP

             12        None

             13        Subscription Agreement*

             14.1      Individual Retirement Accounts

             14.2      Model Section 403(b)(7) Plan*

             14.3      Model 401(k) Plan*

             15        None

             16        Schedule for Computation of Performance Quotation*

             17        Financial Data Schedule

             18        None

   _______________

   *    Incorporated by reference.